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                                                                Exhibit 10.2


                                 AMENDMENT NO. 1

                                       TO

                          FIBER OPTIC SYSTEM AGREEMENT
                          ----------------------------

THIS AMENDMENT (the "AMENDMENT") is entered into as of May 5, 2000, by and between PF.Net Corp., a Delaware corporation ("BUILDER") and AT&T Corp., a New York corporation ("AT&T").

WHEREAS, Builder and AT&T entered into a Fiber Optic System Agreement, dated as of October 29, 1999 (the "CONTRACT"; capitalized terms used herein without definition having the meanings given to such terms in the Contract).

WHEREAS, both Builder and AT&T desire to amend Article 29 of the Contract in order to modify the covenants that require John Warta and Stephen Irwin (collectively, the "MANAGERS") to exercise primary management direction and control of the activities associated with the construction of the AT&T System.

WHEREAS, Section 30 of the Contract provides that the consent of Builder and AT&T shall be required for any modification of the provisions of the Contract.

NOW THEREFORE, the following amendments are hereby made to the Contract:

   Section 1. Section 29.4 of the Contract is hereby replaced in its entirety with the following:

     "If Thomas R. McCaleb ceases to exercise primary management direction and control of the activities associated with the construction of the AT&T System at any time before 31 December 2001, Builder's Board of Directors may propose a qualified successor candidate for whom AT&T will not unreasonably withhold approval. AT&T shall notify Builder of its determination within 10 days of receipt of notice of the proposed successor. If Builder engages a successor who is not reasonably acceptable to AT&T, such action by Builder shall constitute a material breach of this Contract. The foregoing shall apply to any further successors to such position."

     Section 2. Section 29.5 of the Contract is hereby replaced in its entirety with the following:

         "[INTENTIONALLY OMITTED]."


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IN WITNESS WHEREOF, AT&T and Builder have executed this Amendment as of the date first referenced above.

                             AT&T CORP.

                             By:      /S/ STEPHEN R. ALLEN
                              ------------------------------
                             Name:  Stephen R. Allen
                             Title:    Division Manager

                             PF.NET CORP.
                             By:      /S/  MUZZAFAR MIRZA
                             ------------------------------
                             Name:  Muzzafar Mirza
                             Title:    Chairman of the Board